UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002

                            KOREA EQUITY FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                      Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:     October 31, 2006

Date of reporting period:    April 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS
-------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                                                                   June 20, 2006
To Our Shareholders:

      We are pleased to present the Semi-Annual Report of Korea Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2006.

      The Net Asset Value per share ("NAV") of the Fund on April 30, 2006 was $11.56, representing an increase of 41.3% during the six months ended April 30, 2006. The closing market price of the Fund on the New York Stock Exchange was $11.95, representing an increase of 52.2% over the same period. On April 30, 2006, the premium to the NAV was 3.4%. The Fund's net assets amounted to $97,233,311 on April 30, 2006.

      During the six month period ended April 30, 2006, the Korea Composite Stock Price Index ("KOSPI") increased from 1,158.11 to 1,419.73 or 22.6%, in local currency terms. Including the South Korean Won ("Won") appreciation of 10.7%, this represents a total increase of 35.7% in United States ("U.S.") dollar terms.

South Korean Economy

      The South Korean economy has continued to demonstrate its strength over the past six months, with GDP growth of 4.0% for the whole year of 2005. Moreover, the government reported better than expected GDP growth of 6.2% (year on year) in the first quarter of 2006. Exports were resilient too, despite the strength of the South Korean Won. Exports grew 13.4% (year on year) in the first quarter of 2006, while the Korean Won ("KRW") strengthened against the U.S. dollar from the 1,042 level as at the end of September 2005 to the 972 level as at the end of March 2006, an increase of 7.3%. This shows to some extent the improving value of South Korean brands in the global market. Although not strong, consumption was healthy, growing at around 4.9% (year on year) in the first quarter of 2006. The consumer confidence index also managed to stay above 100 for the past six months. Finally, there are signs that real estate prices are starting to climb, after remaining flat for two years. This prompted the Bank of Korea to raise interest rates three times, with the 25 basis points moves occurring in October 2005, December 2005 and February 2006. The overnight call target rate is currently at 4%.

      On the political front, there was no significant news concerning North Korea. How-ever, the South Korean government has its hands full dealing with domestic issues. Surveys are already showing a decline in the popularity of the ruling party as voters become increasingly unimpressed with its economic policies. Then, in the early part of the year, the Prime Minister was forced to resign after he was found playing golf with some businessmen who had criminal records on the same day that railway workers went on a major strike. This was a major setback because the ruling Uri Party had always projected itself as "clean and honest". As a result, the President went on the offensive, especially in light of the mayoral and gubernatorial elections scheduled for May 31, 2006. Prosecutors became increasingly assertive, culminating in a series of investigations that began with the authorities fining Hermes Fund 7.3 billion KRW for manipulating the stock price of Samsung Corporation. Later, prosecutors convicted two Samsung Group executives of helping the Chairman's children to obtain shares of Samsung Everland (the holding company of the Samsung Group) at below market prices. This resulted in the Chairman of Samsung Group expressing a public apology followed by a personal donation of 800 billion KRW to charity. In March, prosecutors raided the offices of Hyundai Auto Group on charges that a slush fund had been accumulated over several years for the purpose of lobbying politicians. This resulted in the Hyundai Auto Group expressing a public apology followed by a pledge by the Chairman and his son to donate 1 trillion KRW to charity. And finally, investigations were conducted into Lone Star Funds, who later admitted that their Korean office may have breached tax rules. Lone Star offered to make a 100 billion KRW donation as well.


South Korean Stock Market

   The South Korean stock market produced a strong performance again over the past six months, rising 22% in local currency terms. The market enjoyed a robust start in November and December, in line with the historically seasonal trend. As a result, stocks that led the rally included technology stocks like Samsung Electronics Co., Ltd. and Hynix Semiconductor, Inc. Besides enjoying the seasonally strong demand, both of these companies benefited from the strong prices of NAND Flash memory, which in turn were driven by the strong demand for Apple's iPod digital audio players. The Financial sector was also strong with the government's introduction of its "zero base deregulation" policy. The main thrust of this policy is to blur the lines of financial institutions so that they can offer products in each others market sectors. For example, life insurance companies are now allowed to sell investment products which were previously limited to banks and brokers. This policy would hopefully lead to more consolidation in the financial industry in South Korea. Finally, fund flows by domestic retail investors into the stock market continue to lend strength to the market as a whole. According to the Asset Management Association of Korea, domestic fund managers saw their aggregate fund size in-crease from 17 trillion KRW at the beginning of 2005 to 37 trillion KRW at the end of 2005.

      However, with the start of the new year, the South Korean stock market began to consolidate between the 1,300 and 1,400 levels. The first quarter is traditionally a slow quarter for the South Korean stock market. The South Korean stock market increased significantly over the past five quarters, therefore it was natural that there would be some profit taking. Moreover, a majority of companies announced results that were in line with the recently revised higher expectations. With no immediate catalysts to push the market higher, institutional investors (especially foreign investors) decided to take profits and wait for more developments. This was further reinforced by the political uncertainty as mentioned above. On the other hand, domestic retail investors continue to place money with domestic fund managers, and as a result, the South Korean stock market stayed resilient. In terms of sectors, the Hyundai Auto Group of companies was one of the worst hit. Although the fundamentals remain strong, the stock was hurt by the slush fund scandal that eventually led to the arrest of the Chairman.

Portfolio Management Activity

      Sector allocation adjustments included reductions in the overweight Financial and Technology sector positions. As a result, the Fund currently has a small underweight position in the Financial sector and a neutral weight in the Technology sector. The Financial sector has undergone a re-rating in the past few years, such that the valuation gap between banks in South Korea and elsewhere across the region has narrowed substantially. Moreover, with the industry having undergone a significant amount of restructuring, including a number of mergers and acquisitions, the market now seems to have partly discounted these improved fundamentals. As a result, the sector could be vulnerable to profit taking. As for the Technology sector, the reduced weight was mainly due to the Fund's profit taking on Hynix Semiconductors, Inc., which has appreciated by about 80% over the past few months.

      Meanwhile, the Fund has been raising the weight of the Construction sector, with the addition of stocks like GS Engineering & Construction Corp. and Hyundai Engineering & Construction Co., Ltd.; and the Shipbuilding sector, with the purchase of Hyundai Mipo Dockyard. Both sectors are enjoying strong order flows currently, which should ensure steady sales over the next two to three years.

      During the past six months, the focus of the Fund has been on stock selection rather than taking significant sector bets. In particular, the Fund bought into a number of new names, including Woongjin Thinkbig Co., Ltd., Lotte Chilsung Beverage Co., Ltd., Hite Brewery Co., Ltd., and Hyundai Mipo Dockyard. So far, Woongjin Thinkbig Co., Ltd. has added significant value to the performance of the Fund. The Fund's strategy is to continue to focus on fundamentally strong companies that offer attractive valuations.

Investment Strategy

      The fundamentals of the South Korean economy remain healthy. Despite the strength of the currency, exports remain resilient, which is encouraging. The domestic economy is also quite buoyant, especially with property prices starting to pick up. So far, the main economic headwinds come from facility investment, as companies are holding back due to the growing political uncertainty. Foreign investment into the country has also not shown any improvement. As long as the government continues its unfriendly attitude towards the business community, there does not seem to be any scope for facility investment to pick up in the short term. However, there seems to be some light at the end of the tunnel. The popularity of the President and the ruling Uri Party is declining rapidly, and this could prompt a change in government policy especially with elections due in late 2007 or early 2008.

      As for the stock market outlook, the Fund remains positive over the longer term, mainly due to the strong fundamentals of the economy. However, in the short term, it is encouraging to note that the stock market has witnessed a significant rally in the past three years. As a result, the valuation gap between the South Korea stock market (which is trading at a forward price to earnings ratio of around 10 to 11) and those in the region (with forward price to earnings ratios of about 12 to 13) has narrowed significantly. This means that there might be some profit taking in the near term. On the other hand, the market is likely to remain resilient due to increasing domestic retail liquidity. Moreover, the second half of the year tends to be seasonally strong.

      As mentioned above, the Fund will remain focused on stock selection going forward. The Fund believes there are still many companies whose fundamentals compare favorably with their peers around the region but are still trading at much lower valuations. The Fund will also look for stocks that have the potential for re-rating due to their focus on restructuring. One example would be the focus on high dividend paying stocks, which were almost unheard of in this market three to five years ago given that the overriding corporate aim at that time was to expand sales and market share.

      We appreciate your continuing support of your Fund.

                                               Sincerely,

                                               /s/ Hiroshi Terasaki
                                               --------------------------
                                               Hiroshi Terasaki
                                               President

-------------------------------------------------------------------------------

                AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                        SHAREHOLDERS ACCOUNT INFORMATION

      Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Computershare Investor Services at (800) 426-5523 for information concerning their accounts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet Website.

-------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                        FUND HIGHLIGHTS--APRIL 30, 2006
                                  (Unaudited)

KEY STATISTICS:
    Net Assets ......................................      $97,233,311
    Net Asset Value per Share .......................           $11.56
    Closing NYSE Market Price .......................           $11.95
    Percentage Increase in Net Asset Value per Share*             41.3%
    Percentage Increase in NYSE Market Price* .......             52.2%


MARKET INDEX:

                                                                SOUTH
                                                              KOREAN WON    U.S.$
                                                              ----------    -----

    Percentage increase in Korea Composite Stock Price Index*.. 22.6%       35.7%
    *From November 1, 2005 through April 30, 2006

ASSET ALLOCATION:

    Korean Equity Securities ....................................     97.4%
    Other Assets Less Liabilities, Net ..........................      2.6%
                                                                     -----
    Net Assets ..................................................    100.0%
                                                                     =====

INDUSTRY DIVERSIFICATION:

                                                    % of                                                         % of
                                                  Net Assets                                                   Net Assets
                                                  ----------                                                   ----------
Services......................................        21.4       Iron and Steel..........................         5.4
Consumer Electronics..........................        21.1       Retail..................................         4.4
Banking and Financial Services................        15.2       Oil and Gas.............................         3.5
Automotive Equipment and Parts................         8.2       Telecommunications......................         1.9
Miscellaneous Manufacturing...................         7.0       Utilities...............................         1.5
Food and Beverages............................         6.8       Electrical Machinery....................         1.0

                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                 Market               % of
Issuer                                                           Value             Net Assets
------                                                           -----             ----------
Samsung Electronics Co., Ltd..............................    $16,422,363             16.9
POSCO.....................................................      5,228,212              5.4
Hyundai Motor Co., Ltd....................................      5,160,147              5.3
GS Engineering & Construction Corp........................      4,351,145              4.5
Woongjin ThinkBig Co., Ltd................................      4,245,123              4.4
Hyundai Engineering & Construction Co., Ltd...............      3,983,036              4.1
Kookmin Bank..............................................      3,799,275              3.9
Shinsegae Co., Ltd........................................      3,255,153              3.4
Hanjin Heavy Industries & Construction Co., Ltd...........      3,058,760              3.2
Lotte Chilsung Beverage Co., Ltd..........................      3,021,629              3.1

                                                     KOREA EQUITY FUND, INC.

                                                     SCHEDULE OF INVESTMENTS
                                                         APRIL 30, 2006
                                                           (Unaudited)

                                                                                                                            % of
                                                                                                              Market         Net
                                                                           Shares              Cost            Value      Assets
                                                                           ------              ----            -----      ------
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis......................................................        31,750    $      909,058   $    2,804,045         2.9
  Automotive service components
Hyundai Motor Co., Ltd.............................................        50,700         1,487,846        4,456,139         4.6
Hyundai Motor Co., Ltd. PFD........................................        11,900           209,982          704,008         0.7
  Passenger cars, trucks, autoparts and commercial vehicles                                 -------          -------         ---
Total Automotive Equipment and Parts...............................                       2,606,886        7,964,192         8.2
                                                                                          ---------        ---------         ---

Banking and Financial Services
Daewoo Securities Co., Ltd.+.......................................       118,000         1,217,275        2,139,313         2.2
  Financial institution
Daishin Securities Co., Ltd........................................        37,200           499,384          869,656         0.8
  Securities trading, brokerage, and underwriting
Hana Financial Group Inc...........................................        53,934         1,141,815        2,647,524         2.7
  Commercial bank
Industrial Bank of Korea...........................................        40,000           298,938          805,768         0.8
  Commercial bank
Kookmin Bank.......................................................        42,408         1,719,234        3,799,275         3.9
  Commercial bank
Korea Exchange Bank................................................        84,000           736,024        1,082,061         1.1
  Commercial bank
Shinhan Financial Group Co., Ltd...................................        48,500           914,394        2,416,773         2.5
  Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd....................................        50,000           431,248        1,129,135         1.2
  Diversified finance services                                                              -------        ---------         ---
Total Banking and Financial Services...............................                       6,958,312       14,889,505        15.2
                                                                                          ---------       ----------        ----

Consumer Electronics
LG Electronics Inc.................................................        20,900         1,374,969        1,730,587         1.8
  Digital display equipment
LG Philips LCD Co., Ltd.+..........................................        55,300         2,392,907        2,327,619         2.4
  Digital display equipment
Samsung Electronics Co., Ltd.......................................        18,958         4,306,844       12,944,182        13.3
Samsung Electronics Co., Ltd. PFD..................................         6,420         1,308,514        3,478,181         3.6
  Consumer electronics, computers and telecommunications                                  ---------        ---------         ---
Total Consumer Electronics........................................                        9,383,234       20,480,569        21.1
                                                                                          ---------       ----------        ----


                                               See notes to financial statements.


                                                     KOREA EQUITY FUND, INC.

                                              SCHEDULE OF INVESTMENTS--(continued)
                                                         APRIL 30, 2006
                                                           (Unaudited)

                                                                                                                            % of
                                                                                                              Market         Net
                                                                           Shares             Cost             Value      Assets
                                                                           ------             ----             -----      ------

Electrical Machinery
Samsung Corporation................................................        32,000   $      455,609    $      997,455         1.0
  Import/Export                                                                     --------------    --------------         ---

Food and Beverages
Hite Brewery Co., Ltd..............................................        18,000        2,504,415         2,366,412         2.5
  Alcoholic and non-alcoholic beverages
Lotte Chilsung Beverage Co., Ltd...................................         2,500        2,713,688         3,021,629         3.1
  Alcoholic and non-alcoholic beverages
Orion Corp.........................................................         4,500          258,729         1,178,435         1.2
  Snacks distributor                                                                --------------    --------------         ---
Total Food and Beverages...........................................                      5,476,832         6,566,476         6.8
                                                                                    --------------    --------------         ---

Iron and Steel
POSCO..............................................................        18,750        2,091,624         5,228,212         5.4
  Hot and cold rolled steel products                                                --------------    --------------         ---

Miscellaneous Manufacturing
Hanjin Heavy Industries & Construction Co., Ltd....................        98,130        1,368,086         3,058,760         3.2
  Constructs roadways, bridges, ports, industrial plants,
   and buildings
Hynix Semiconductor, Inc.+.........................................        76,000        1,794,127         2,655,004         2.7
  Semiconductors
KT&G Corp..........................................................        21,500          540,456         1,203,562         1.1
  Cigarettes and other tobacco products                                             --------------    --------------         ---
Total Miscellaneous Manufacturing..................................                      3,702,669         6,917,326         7.0
                                                                                    --------------    --------------         ---
Oil and Gas
SK Corporation.....................................................        21,820        1,245,876         1,605,500         1.7
  Refines, markets, and distributes oil
S-Oil Corporation..................................................        23,000        1,116,343         1,780,110         1.8
  Petroleum and related products                                                    --------------    --------------         ---
Total Oil and Gas..................................................                      2,362,219         3,385,610         3.5
                                                                                    --------------    --------------         ---
Retail
Hyundai Department Store Co., Ltd..................................         9,700          460,443           930,715         1.0
  Major department store
Shinsegae Co., Ltd.................................................         6,660        1,426,327         3,255,153         3.4
  Department store chain                                                            --------------    --------------         ---
Total Retail.......................................................                      1,886,770         4,185,868         4.4
                                                                                    --------------    --------------         ---



                                               See notes to financial statements.


                                             KOREA EQUITY FUND, INC.

                                      SCHEDULE OF INVESTMENTS--(continued)
                                                 APRIL 30, 2006
                                                   (Unaudited)

                                                                                                            % of
                                                                                              Market         Net
                                                           Shares             Cost             Value      Assets
                                                           ------             ----             -----      ------
Services
Cheil Communications, Inc...............................    2,500   $      424,203   $       530,110         0.6
  Advertising
Daelim Industrial Co., Ltd..............................   14,500          540,826         1,106,870         1.0
  Civil engineering, architectural and plant
   construction
GS Engineering & Construction Corp......................   60,000        1,757,501         4,351,145         4.5
  Contracts civil engineering and architectural works
Hyundai Engineering & Construction......................   64,000        1,781,550         3,983,036         4.1
  Co., Ltd.+
  General construction company
Hyundai Mipo Dockyard...................................   31,600        2,699,125         2,961,662         3.1
  Shipbuilding
LG Corp.................................................   48,000        1,324,353         1,671,756         1.7
  Holding company
Samsung Fire & Marine Insurance  Co., Ltd...............   13,500          857,966         1,939,408         2.0
  Non-life insurance
Woongjin ThinkBig Co., Ltd..............................  220,500        1,970,628         4,245,123         4.4
  Publishing                                                        --------------   ---------------       -----
Total Services..........................................                11,356,152        20,789,110        21.4
                                                                    --------------   ---------------       -----

Telecommunications
SK Telecom Co., Ltd.....................................    7,860        1,425,754         1,845,833         1.9
  Mobile telecommunications and paging services                     --------------   ---------------       -----
Utilities
Korea Electric Power Corp...............................   33,000          775,556         1,465,967         1.5
  Power supplier                                                    --------------   ---------------       -----

TOTAL KOREAN EQUITY SECURITIES..........................                48,481,617        94,716,123        97.4
                                                                    --------------   ---------------       -----

                                       See notes to financial statements.


                                                     KOREA EQUITY FUND, INC.

                                              SCHEDULE OF INVESTMENTS--(continued)
                                                         APRIL 30, 2006
                                                           (Unaudited)

                                                                                                                            % of
                                                                        Principal                             Market         Net
                                                                           Amount              Cost            Value      Assets
                                                                           ------              ----            -----      ------
INVESTMENTS IN FOREIGN CURRENCY
South Korean Won................................................      KRW 440,550              $462             $467         0.0
  Non-interest bearing Account                                                          -----------      -----------     -------
TOTAL INVESTMENTS IN FOREIGN CURRENCY...........................                                462              467         0.0
                                                                                        -----------      -----------     -------
TOTAL INVESTMENTS...............................................                        $48,482,079      $94,716,590        97.4
                                                                                        -----------      -----------     -------
OTHER ASSETS LESS LIABILITIES, NET..............................                                           2,516,721         2.6
                                                                                                         -----------     -------
NET ASSETS......................................................                                         $97,233,311       100.0
                                                                                                         ===========     =======

+Non-income producing security.
GDR: Global depository receipt.
PFD: Preferred stock.

       Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2006.

       Korean won                    KRW               943.20 = USD $1.00








                      See notes to financial statements.


                                                     KOREA EQUITY FUND, INC.
                                               STATEMENT OF ASSETS AND LIABILITIES
                                                         APRIL 30, 2006
                                                           (Unaudited)

ASSETS:
Investments in securities, at market value (cost--$48,481,617)..........................................             $94,716,123
Investments in foreign currency, at market value (cost--$462)...........................................                     467
Receivable for dividends and interest...................................................................                  75,064
Cash and cash equivalents...............................................................................               2,752,443
                                                                                                                     -----------
        Total Assets....................................................................................              97,544,097
                                                                                                                     -----------

LIABILITIES:
Accrued management fee..................................................................................                  63,589
Other accrued expenses..................................................................................                 247,197
                                                                                                                     -----------
        Total Liabilities...............................................................................                 310,786
                                                                                                                     -----------

NET ASSETS:
Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)......................................................................                 840,900
Paid-in capital.........................................................................................              79,418,464
Accumulated net realized loss on investments and foreign currency transactions..........................            (29,463,666)
Unrealized net appreciation on investments and foreign exchange.........................................              46,239,182
Accumulated net investment income.......................................................................                 198,431
                                                                                                                     -----------
        Net Assets......................................................................................             $97,233,311
                                                                                                                     ===========
Net asset value per share...............................................................................                 $ 11.56
                                                                                                                         =======







                                               See notes to financial statements.

                                                     KOREA EQUITY FUND, INC.
                                                     STATEMENT OF OPERATIONS
                                             FOR THE SIX MONTHS ENDED APRIL 30, 2006
                                                           (Unaudited)

INCOME:
Dividend income (less $179,191 withholding taxes)..........................................        $904,040
Interest income............................................................................          27,100
                                                                                                   --------
        Total Income.......................................................................                      $       931,140
                                                                                                                 ---------------

EXPENSES:
Management fee.............................................................................         463,063
Legal fees.................................................................................         184,000
Auditing and tax reporting fees............................................................          41,170
Custodian fees.............................................................................          38,935
Directors' fees and expenses...............................................................          29,385
Annual meeting expenses....................................................................          23,370
Shareholder reports........................................................................          22,100
Registration fees..........................................................................          12,530
Insurance expenses.........................................................................          12,430
Transfer agency fees.......................................................................           5,845
Miscellaneous fees.........................................................................           5,460
                                                                                                   --------
        Total Expenses.....................................................................                              838,288
        Waived management fee..............................................................                            (105,579)
                                                                                                                 ---------------
        Net Expenses.......................................................................                              732,709
                                                                                                                 ---------------
INVESTMENT INCOME--NET.....................................................................                              198,431
                                                                                                                 ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments...........................................................                            6,141,512
Net realized loss on foreign exchange......................................................                             (13,798)
                                                                                                                 ---------------
Net realized gain on investments and foreign exchange......................................                            6,127,714
                                                                                                                 ---------------
Change in net unrealized appreciation on investments.......................................                           17,608,876
Change in net unrealized appreciation on translation of foreign currency and
  other assets and liabilities denominated in foreign currency.............................                            4,543,502
                                                                                                                 ---------------
Net realized and unrealized gain on investments and foreign exchange.......................                           28,280,092
                                                                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                          $28,478,523
                                                                                                                 ===============


                                               See notes to financial statements.

                                                     KOREA EQUITY FUND, INC.

                                               STATEMENT OF CHANGES IN NET ASSETS

                                                                                             For the Six
                                                                                             Months Ended              For the
                                                                                               April 30,             Year Ended
                                                                                                 2006                October 31,
                                                                                              (Unaudited)               2005
                                                                                              -----------            -----------
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)....................................................                $ 198,431             $(430,374)
Net realized gain on investments................................................                6,141,512              8,968,397
Net realized loss on foreign exchange...........................................                 (13,798)               (36,674)
Change in net unrealized appreciation (depreciation) on investments.............               17,608,876             10,957,017
Change in net unrealized appreciation (depreciation) on translation of foreign currency and other assets and liabilities denominated in
  foreign currency..............................................................                4,543,502                548,286
                                                                                                ---------                -------

Increase in net assets derived from investment activities.......................               28,478,523             20,006,652

NET ASSETS:
Beginning of period.............................................................               68,754,788             48,748,136
                                                                                               ----------             ----------
End of period (including $198,431 of accumulated net
  investment income in 2006)....................................................              $97,233,311            $68,754,788
                                                                                              ===========            ===========





                                               See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                 APRIL 30, 2006

1. Significant Accounting Policies

      Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

      (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and certain restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at April 30, 2006. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of

                            KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS--(Continued) (Unaudited)

changes in Won rates at April 30, 2006 on investments and other assets and liabilities. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2006, resulting from changes in the exchange rate.

      (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-- "temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

      (d) Capital Account Reclassification--For the year ended October 31, 2005, the Fund's additional paid-in-capital was decreased by $467,048 with a decrease in accumulated net investment loss of $430,374 and an increase in accumulated net realized gain on investments and foreign currency transactions of $36,674. The adjustment was primarily a result of the reclassification of net investment losses and foreign exchange gains and had no impact on net assets.

      (e) Income Taxes--A provision for U. S. income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%,

                            KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS--(Continued) (Unaudited)

respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to such new share offerings by South Korean companies.

      (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

      (i) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel nec-

                            KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS--(Continued) (Unaudited)

essary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management-Hong-Kong Limited ("NAM-Hong-Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") as investment sub-advisors for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000 through August 31, 2005, the Manager voluntarily reduced its management fee from 1.10% to 0.95% of the Fund's average weekly net assets. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. NAM pays NAM-Singapore 0.25% of average weekly net assets of the Fund. Effective September 1, 2005, the Manager voluntarily reduced its management fee from 0.95% to 0.85% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at an annual rate of 0.495% of the average weekly net assets of the Fund. Effective September 1, 2005, for services performed, NAM pays NAM-Singapore 0.225% of the average weekly net assets of the Fund. Effective September 1, 2005, for services performed, NAM pays NAM-Hong Kong 0.045% of the average weekly net assets of the Fund. Under the management agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $357,484 for the six months ended April 30, 2006. This resulted in the Manager absorbing $105,579 in Fund management fees for the six months ended April 30, 2006. For the six months ended April 30, 2006, the Manager informed the Fund that NAM received fees of $210,807 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $18,944 and $95,185, respectively from NAM. At April 30, 2006, the fee payable to the Manager by the Fund was $63,589.

      Certain officers and/or directors of the Fund are officers and/or directors of the

                            KOREA EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS--(Continued) (Unaudited)

Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $29,385 for the six months ended April 30, 2006.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2006 were $17,512,626 and $19,188,046, respectively.

4. Federal Income Taxes

      As of April 30, 2006, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $46,234,506 of which $46,437,797 related to appreciated securities and $203,291 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at October 31, 2005 for Federal income tax purposes was $44,015,525. During the year ended October 31, 2005, the Fund utilized capital loss carryforwards of $8,968,397. The Fund has a capital loss carryforward as of October 31, 2005 of approximately $35,591,380 of which $15,177,922 expires on October 31, 2006, $6,271,812 expires on October 31, 2007, $7,181,610 expires on Oc-tober 31, 2008, and $6,960,036 expires on
October 31, 2009.

                            KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                      For the Six
                                                      Months Ended
                                                       April 30,                For the Year Ended October 31,
                                                         2006       ------------------------------------------------------
                                                      (Unaudited)   2005      2004        2003       2002       2001
                                                      -----------   ----      ----        ----       ----       ----

Net asset value, beginning of period....................     $8.18    $5.80      $5.38        $4.28   $3.23          $3.52
                                                             -----    -----      -----        -----   -----          -----
  Net investment income@................................      0.03   (0.05)     (0.05)       (0.02)  (0.05)         (0.03)
  Net realized and unrealized gain (loss) on
   investments and foreign currency.....................      3.35     2.43       0.47         1.12    1.10         (0.26)
                                                              ----     ----       ----         ----    ----         -----
        Total from investment operations................      3.38     2.38       0.42         1.10    1.05         (0.29)
                                                              ----     ----       ----         ----    ----         -----

Net asset value, end of period..........................    $11.56    $8.18      $5.80        $5.38   $4.28          $3.23
                                                            ======    =====      =====        =====   =====          =====

Market value, end of period.............................    $11.95    $7.85      $5.34        $4.65   $3.73          $2.62
Total investment return+................................     52.2%    47.0%      14.8%        24.7%   42.4%         (0.2%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (000).......................   $97,233  $68,755    $48,748      $45,204 $36,022        $27,171
  Operating expenses before waiver of a portion
   of the management fee................................    1.96%*    2.93%      2.86%        2.46%   2.50%          3.36%
  Operating expenses after waiver of a portion
   of the management fee................................    1.71%*    2.76%      2.71%        2.31%   2.35%          3.12%
  Net investment income.................................    0.46%*  (0.70%)    (0.89%)      (0.49%) (1.10%)        (1.02%)
  Portfolio turnover....................................      21%*      41%        50%          58%     99%            37%

--------------------
@     Based on average shares outstanding.
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions. Rates of return for semi-annual period are not annualized.
*     Annualized.

                      See notes to financial statements.

BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Hiroshi Terasaki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihombashi, Chuo-ku
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Investor Services
250 Royall Street
Canton, MA 02021

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

-------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Share-holders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, Ernst & Young, and accordingly, they express no opinion thereon.

===============================================================================

                                     KOREA
                               Equity Fund, Inc.








                              SEMI-ANNUAL REPORT

                                 APRIL 30, 2006


===============================================================================

ITEM 2.  CODE OF ETHICS
--------------------------------------------------------------------------------

Not applicable to this semi-annual report

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
--------------------------------------------------------------------------------

Not applicable to this semi-annual report

--------------------------------------------------------------------------------

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
--------------------------------------------------------------------------------

 Not applicable to this semi-annual report

ITEM 6.  SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 4/30/06 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
--------------------------------------------------------------------------------

Not applicable to this semi-annual report

--------------------------------------------------------------------------------

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) As of April 30, 2006, Mr. Shigeto Kasahara is one of the Fund's co-portfolio managers and has served as such since April 2004. Mr. Kasahara has been with the investment adviser of the Registrant since 1999 as a portfolio manager and analyst. Mr. Eric Poh is one of the Fund's co-portfolio managers and has served as such since May 2005. Mr. Poh has been with the investment adviser of the Registrant since 2005 as a portfolio manager and has served as a portfolio manager for SG Asset Management (Singapore) Ltd from 2001 to 2005 and as a portfolio manager for ING Investment Management Asia Pacific from 1999 to 2001. The Portfolio Managers are primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Managers oversee investment decisions and activities and reviews research analysis.

   (2) As of November 30, 2005, Mr. Shigeto Kasahara, one of the Fund's co-portfolio managers, was primarily responsible for the day-to-day portfolio management for the Fund, for eight other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of US$260 million) and for 2 other accounts (with total assets of US$37 million). As of November 30, 2005, Mr. Eric Poh, the other co-portfolio manager of the Fund, was also primarily responsible for the day-to-day portfolio management for the Fund and for another pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of US$90 million). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and
         (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

   (3) The Portfolio Managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Managers' compensation is applied across all accounts managed by the Portfolio Managers. Generally, each Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise each Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually in the case of Mr. Kasahara and annually in the case of Mr. Poh, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Managers' accounts, measured on a pre-tax basis for rolling three-year periods against the benchmark of each account. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Managers' contribution to the Investment Adviser. While the bonus can range up to 100 percent or more of base salary, the Investment Adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

   (4) As of April 30, 2006, the Portfolio Mangers do not own beneficially any securities issued by the Registrant.

   (b)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
--------------------------------------------------------------------------------

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
--------------------------------------------------------------------------------

Not applicable

--------------------------------------------------------------------------------

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS
--------------------------------------------------------------------------------

(a)(1)    Not applicable to this semi-annual report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3)    Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Hiroshi Terasaki
---------------------------------
Hiroshi Terasaki, President
(Principal Executive Officer)

Date:  July 7, 2006
---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
---------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  July 7, 2006
---------------------------------